UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
September 25, 2013

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02 – Results of Operations and Financial Condition
As Campbell Soup Company (the “Company”) previously disclosed, commencing with the fourth quarter of fiscal year 2013, the Company has reflected the results of its European simple meals business as discontinued operations. Attached as Exhibit 99.1 are additional recast historical quarterly and year-to-date unaudited financial information, as well as certain non-GAAP financial measures (as defined by the Securities and Exchange Commission) reconciled to the GAAP presentation, reflecting the discontinued operations.
The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1
Additional recast historical quarterly and year-to-date unaudited financial information, as well as certain non-GAAP financial measures reconciled to the GAAP presentation, reflecting discontinued operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: September 25, 2013
	By:	/s/ Kathleen M. Gibson
Kathleen M. Gibson
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

99.1
Additional recast historical quarterly and year-to-date unaudited financial information, as well as certain non-GAAP financial measures reconciled to the GAAP presentation, reflecting discontinued operations.

3